Portfolio of Investments

Touchstone Sands Capital Institutional Growth Fund – September 30, 2019 (Unaudited)

	Shares	Market Value
Common Stocks — 96.1%

Information Technology — 36.2%
Adobe, Inc.*	271,887	$75,108,784
Atlassian Corp. PLC (Australia) - Class A*	188,553	23,652,088
Intuit, Inc.	164,938	43,863,612
Microsoft Corp.	345,831	48,080,884
Palo Alto Networks, Inc.*	74,984	15,283,989
salesforce.com, Inc.*	472,941	70,203,362
ServiceNow, Inc.*	507,335	128,786,990
Texas Instruments, Inc.	227,624	29,418,126
Twilio, Inc. - Class A*	211,617	23,269,405
Visa, Inc. - Class A	916,201	157,595,734
Workday, Inc. - Class A*	183,133	31,125,285

		646,388,259

Communication Services — 20.5%
Activision Blizzard, Inc.	586,268	31,025,302
Alphabet, Inc. - Class A*	81,407	99,409,344
Alphabet, Inc. - Class C*	5,544	6,758,136
Facebook, Inc. - Class A*	398,067	70,887,771
Match Group, Inc.†	991,087	70,803,255
Netflix, Inc.*	325,188	87,026,813

		365,910,621

Health Care — 16.3%
ABIOMED, Inc.*	103,249	18,366,965
Align Technology, Inc.*	172,466	31,202,549
BioMarin Pharmaceutical, Inc.*	350,729	23,639,134
Edwards Lifesciences Corp.*	393,810	86,602,757
Illumina, Inc.*	211,490	64,339,488
Mirati Therapeutics, Inc.*	136,754	10,654,504
Sarepta Therapeutics, Inc.*	197,232	14,855,514
Zoetis, Inc.	334,144	41,631,001

		291,291,912

Consumer Discretionary — 14.7%
Alibaba Group Holding Ltd. (China) ADR*	445,726	74,538,759
Amazon.com, Inc.*	82,127	142,565,081
Floor & Decor Holdings, Inc. - Class A*	866,213	44,306,795

		261,410,635

Industrials — 4.9%
CoStar Group, Inc.*	148,403	88,032,660

Consumer Staples — 3.5%
Monster Beverage Corp.*	1,076,056	62,475,811

Total Common Stocks		$1,715,509,898

	Shares	Market Value
Short-Term Investment Funds — 7.2%
Dreyfus Government Cash Management, Institutional Shares, 1.85%¥Ω	59,581,049	$59,581,049
Invesco Government & Agency Portfolio, Institutional Class, 1.83%**¥Ω	69,612,024	69,612,024

Total Short-Term Investment Funds		$129,193,073

Total Investment Securities — 103.3% (Cost $1,050,438,933)		$1,844,702,971

Liabilities in Excess of Other Assets — (3.3%)		(59,178,467)

Net Assets — 100.0%		$1,785,524,504

*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2019 was $67,263,046.
¥	Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2019.

Portfolio Abbreviation:

ADR - American Depositary Receipt

PLC - Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Portfolio of Investments.

Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,715,509,898	$—	$—	$1,715,509,898
Short-Term Investment Funds	129,193,073	—	—	129,193,073

Total	$1,844,702,971	$—	$—	$1,844,702,971

See accompanying Notes to Portfolio of Investments.

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Notes to Portfolio of Investments

September 30, 2019 (Unaudited)

Security valuation and fair value measurements— U.S. generally accepted accounting principles (“U.S. GAAP”) define fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their fair value. The Fund defines the term “market value”, as used throughout this report, as the estimated fair value. The Fund uses various methods to measure fair value of its portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of September 30, 2019, for the Fund’s investments, is included in the Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector allocation. The Fund did not hold or transfer any Level 3 categorized securities during the period ended September 30, 2019.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The Fund’s portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Shares of mutual funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by the underlying funds (the “Underlying Funds”) and are categorized in Level 1.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of the Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV. The Fund may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.

•

If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•	If the validity of market quotations is not reliable.

Notes to Portfolios of Investments (Unaudited) (Continued)

Securities held by the Fund that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Fund’s Board of Trustees and are generally categorized in Level 3.

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security transactions— Security transactions are reflected for financial reporting purposes as of the trade date.

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